UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-23407

YieldStreet Prism Fund Inc.

(Exact Name of Registrant as Specified in the Charter)

300 Park Avenue, 15th Floor
New York, NY 10022
(Address of Principal Executive Offices)

(844) 943-5378
(Registrant’s Telephone Number, Including Area Code)

Ivor C. Wolk, Esq.

General Counsel
YieldStreet Prism Fund Inc.
300 Park Avenue, 15th Floor
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

John J. Mahon, Esq.
Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington DC 20005
Tel: (202) 729-7470
Fax: (202) 730-4520

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2020 – June 30, 2020

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Semi-Annual Report	June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of our shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available at www.yieldstreetprismfund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically through the Yieldstreet Investment Portal.

You may elect to receive all future reports in paper free of charge. You can inform the YieldStreet Prism Fund Inc. (the “Fund”) that you wish to continue receiving paper copies of your stockholder reports by emailing us at investments@yieldstreetprismfund.com. Your election to receive reports in paper will apply to all funds held with the Fund.

YieldStreet Prism Fund Inc.	Shareholder Letter
June 30, 2020 (Unaudited)

Dear Shareholders,

Thank you for being an early investor in the YieldStreet Prism Fund Inc. (the "Fund"). We appreciate your commitment as a Yieldstreet investor and look forward to bringing you additional new and innovative opportunities throughout the second half of 2020.

Below you’ll find the semi-annual report, which covers the period ended June 30, 2020.

Market Overview

With recent unprecedented events, the first half of this year has been tumultuous. A sell-off of historic proportions in the middle of March caused prices of stocks, commodities, and bonds to plummet as COVID-19 resulted in the first pandemic in over a century. While we saw stock and bond prices bottoming out on March 23, 2020, the rout quickly reversed itself.

What COVID-19 has exposed, however, is the fragility of our economy. As it stands, approximately 20 million Americans are unemployed, entire industries and sectors are shut down or are operating at minimal capacity, and global trade relations have reached new lows. Nonetheless, we’re impressed by how the financial markets have exhibited a remarkable degree of resiliency over the past few months.

What shape the economic recovery will take is an unknown. The issue is complicated further by the fact that some areas of the country are again experiencing a surge in COVID-19 cases. As we have seen, reopening the economy is not a linear process.

Since the Fund’s launch in February, we’ve taken a careful approach to our Ramp Phase of the Fund as we witnessed COVID-19 unfold. To date, we’ve made $11.7M investments and hold the rest in cash, as we believe more new opportunities will present themselves in the second half of 2020.

A Multi-Asset Class Approach

By using a multi-asset strategy, the Fund combines different types of assets, such as bonds, real estate or cash to create a more nimble and broadly diversified portfolio.1 Through a single allocation in the Fund, it allows investors to gain immediate exposure to multiple alternative asset classes. In addition, by investing in the Fund, investors have the potential to minimize the volatility of their portfolio.

As of June 30, 2020, the Fund held investments in three different asset classes: Art, Legal and Real Estate, as well as corporate preferred bonds.

Investment Strategy

As the Fund is a novel investment product on our platform, many of our investors may wonder about the Fund’s investment strategy. Here, we take a look at the Fund’s objectives, management, lifecycle, and the types of investments that will be included.

Semi-Annual Report | June 30, 2020	1

YieldStreet Prism Fund Inc.	Shareholder Letter
June 30, 2020 (Unaudited)

What is the objective of the Fund?

The primary objective of the Fund is the generation of income through investment in loans, bonds, and other debt instruments, with a secondary objective of capital appreciation. The Fund may also target on an opportunistic basis certain investments that may be more liquid in nature than the primary portion of its portfolio. While not a principal investment strategy, YieldStreet Management, LLC (the "Adviser") may target such opportunistic investments that fall outside our principal investment strategy where it believes that such assets are undervalued due to market conditions or are otherwise an appropriate investment for the Fund.

How is the Fund managed?

The Adviser brings a distinct investment management strategy. We source what we believe to be attractive private credit investments, evaluate them, and then invest in them on behalf of the Fund. The Adviser’s senior investment professionals have over 80 collective years of experience.

Under our management, the Fund will invest across different asset classes, such as art finance, commercial real estate, and other alternative asset classes in which Yieldstreet focuses.

The Fund invests in credit investments that are generally either negotiated on a bespoke basis or purchased pursuant to a limited syndication arrangement.

The Adviser works to help ensure that the Fund complies with functional constraints and regulatory requirements. This will influence the composition of the Fund over its life.

What is the lifecycle of the Fund?

The Fund has certain constraints during different stages of its lifecycle. Below are the three distinct phases. As a point of reference, the Fund is currently still in the first phase—Ramp Phase.

Ramp Phase

During the Ramp Phase, certain Fund constraints have heavier weight and limitations on Yieldstreet’s ability to deploy capital. Additionally, the current COVID-19 pandemic has generated uncertainty, so we're reviewing each investment opportunity even more judiciously than normal. Despite the distributions and liquidity events, the Fund’s goal is to generate long-term value for its shareholders. We believe the current environment requires a heightened level of patience to fully capture potential opportunities created by the moment.

In the meantime, tradable securities may be used as part of the portfolio mix to help minimize cash drag and provide portfolio diversification1, while we prudently select and invest in private credit investments that we believe can help meet the Fund’s objectives. During the Ramp Phase, however, the Fund may invest in tradable securities that could comprise up to 50% or more of the Fund. The purpose of investing in tradable assets is to reduce cash drag as we source more private credit investments in which the Fund can invest. Post Ramp Phase, this percentage is expected to drop to 10% to 20% but may be more for tax or regulatory reasons or while Yieldstreet is selecting investments.

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YieldStreet Prism Fund Inc.	Shareholder Letter
June 30, 2020 (Unaudited)

When deciding what tradable securities should be included in the Fund, Yieldstreet considers the following:

1.	Price volatility of the securities and how much it could impact the NAV of the Fund;

2.	Yield-to-maturity;

3.	Liquidity, or the ability to sell the position when required; and

4.	The ability to trade small positions to match the Fund’s cash needs.

Yieldstreet has identified tradable securities currently yielding more than money market funds while meeting these considerations and satisfying our short-term investment horizon for these types of securities. Two examples of the types of tradable securities that may be included in the Fund are bank preferred stocks and mortgage bonds. While there may be higher-yielding securities available, they generally require an investment horizon longer than what we intend for the liquid assets held by the Fund.

The Ramp Phase will progressively end when the Fund reaches a certain size and when holding a diversified portfolio of illiquid investments is possible.1

Investment Phase

During the Investment Phase, we expect illiquid investments to comprise the majority of the Fund’s asset allocation, approximately 85% to 90% of the Fund’s assets. The remainder will be in liquid, tradable securities, or cash, intended to cover the Fund’s liquidity needs for shareholder distributions and upcoming illiquid investments.

Some of the investments may amortize or mature, leading to new investments being made in the Fund.

End of Life Phase

During the End of Life Phase, as illiquid investments amortize and tradable securities are sold, principal will be returned to investors.

What kind of illiquid investments could go into the Fund?

The illiquid investment space is likely to top $1 Trillion this year according to one estimate. We believe that alternative investments present a potential growth opportunity for advisors. While the illiquid investment space is huge, Yieldstreet has focused primarily on finding opportunities in asset classes such as Legal Finance, Commercial and Residential Real Estate, Marine Finance, and Art Finance, as well as opportunities in a range of commercial and consumer spaces.

Semi-Annual Report | June 30, 2020	3

YieldStreet Prism Fund Inc.	Shareholder Letter
June 30, 2020 (Unaudited)

Why might the Fund strategy be attractive to investors?

There are several reasons why the Fund’s strategy might work well for investors:

1.	Private markets typically provide higher yields when compared to traditional fixed income markets.

2.	The Fund provides individual investors with access to types of investments that were previously only available to institutional investors.

3.	With this Fund, investors have the potential to gain access to alternative asset classes while avoiding single deal exposure.

4.	Investing in the Fund can help provide diversification to your portfolio in order to create a steady stream of income with the possibility of an upside dividend every year[1].

As always, our team appreciates your investment and look forward to serving your investment needs in the future.

Sincerely,

Michael Weisz

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

[1]	The Fund is a non-diversified closed-end fund for the purposes of the Investment Company Act of 1940, as amended (“40 Act”), and is therefore not a 40 Act “diversified” product.

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YieldStreet Prism Fund Inc.	Fund Overview
June 30, 2020 (Unaudited)

Average Annual Total Returns (as of June 30, 2020)

	1 Month	Quarter	Since Inception*
YieldStreet Prism Fund Inc. – NAV	0.25%	0.45%	0.95%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-844-943-5378 or by visiting www.yieldstrreetprismfund.com.

*	Fund’s inception date is March 9, 2020.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses.

Total return assumes the reinvestment of all distributions.

Performance of $10,000 Initial Investment (as of June 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report | June 30, 2020	5

YieldStreet Prism Fund Inc.	Fund Overview
June 30, 2020 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Goldman Sachs Financial Square Funds – Treasury Instruments Fund, Institutional Class	53.31%
Ostillo Delaware, LLC	16.47%
iBorrow REIT, LP	15.81%
BWA20C	14.75%
BNY Mellon Preferred	5.17%
State Street Preferred	4.81%
JP Morgan Preferred	4.42%
Top Ten Holdings	114.74%

Portfolio Composition (as a % of Net Assets)*

First-Lien Senior Secured Term Loans	47.03%
Corporate Bonds	14.40%
Cash & Equivalents	53.31%
Liabilities in Excess of Other Assets	(14.74)%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

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YieldStreet Prism Fund Inc.	Schedule of Investments
June 30, 2020 (Unaudited)

		Reference Rate	Maturity	Par
	Rate	& Spread	Date	Amount	Value
CORPORATE BONDS - 14.40%(a)(b)
Preferred - 14.40%
BNY Mellon Preferred, Series G	4.70%	4.70%	12/31/2049	$940,000	$979,950
JP Morgan Preferred, Series HH	4.60%	4.60%	12/31/2049	940,000	839,279
State Street Preferred, Series H	5.63%	5.63%	12/31/2049	940,000	912,896
Total Preferred				2,820,000	2,732,125

Total Corporate Bonds (Cost $2,744,800)				2,820,000	2,732,125

FIRST-LIEN SENIOR SECURED TERM LOANS - 47.03%
Art - 16.47%
Ostillo Delaware, LLC(a)(c)	8.25%	3M US L + 6.50	03/17/2023	3,125,000	3,125,000
Ostillo Delaware, LLC(d)	1.00%	1.00%	08/31/2020	1,050,000	–
Total Art				4,175,000	3,125,000

Commercial Real Estate - 15.81%
iBorrow REIT, LP(c)	8.75%	8.75%	03/23/2022	3,000,000	3,000,000
Total Commercial Real Estate				3,000,000	3,000,000

Legal - 14.75%
BWA20C(c)(e)	14.00%	14.00%	10/15/2025	2,800,000	2,800,000
Total Legal				2,800,000	2,800,000

Total First-Lien Senior Secured Term Loans (Cost $8,925,000)				9,975,000	8,925,000

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2020	7

YieldStreet Prism Fund Inc.	Schedule of Investments
June 30, 2020 (Unaudited)

	7-Day Yield	Shares	Value
MONEY MARKET MUTUAL FUNDS - 53.31%
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, Institutional Class	0.060%	$10,117,621	$10,117,621
Total Money Market Mutual Funds (Cost $10,117,621)		10,117,621	10,117,621

Total Investments - 114.74% (Cost $21,787,421)			$21,774,746
Liabilities in Excess of Other Assets - (14.74)%			(2,796,607)
Net Assets - 100.00%			$18,978,139

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
3M US L - 3 Month LIBOR as of June 30, 2020 was 0.30%

(a)	Floating or variable rate investment. The reference rate is described below. The rate in effect as of June 30, 2020 is based on the reference rate plus the displayed spread as of the securities last reset date.
(b)	These investments have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of interest.
(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(d)	This investment has an unfunded commitment as of June 30, 2020. The rate associated with undrawn committed delayed draw term loans represent rates for commitment and unused fees. For further details, see Note 10 in the Notes to Financial Statements.
(e)	Paid in kind investment which may pay interest in additional par. As June 30, 2020 no interest has been capitalized.

See Notes to Financial Statements.

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YieldStreet Prism Fund Inc.	Statement of Assets and Liabilities
June 30, 2020 (Unaudited)

ASSETS:
Investments, at value (Cost $21,787,421)	$21,774,746
Interest receivable	52,131
Receivable due from Administrator (Note 5)	2,035,656
Deferred offering costs, net (Note 5)	338,512
Total Assets	24,201,045

LIABILITIES:
Payable for investment securities purchased	2,744,800
Accrued organization fees (Note 5)	1,693,916
Accrued prepaid loan interest	130,503
Accrued professional fees	110,453
Accrued administration fees (Note 5)	25,750
Accrued transfer agent fees	24,750
Accrued custodian fees	23,755
Accrued compliance officer fees	20,327
Due to Adviser (Note 5)	12,065
Other payables and accrued expenses	436,587
Total Liabilities	5,222,906
Net Assets	$18,978,139

COMPOSITION OF NET ASSETS:
Paid-in capital	$19,169,101
Total distributable earnings	(190,962)
Net Assets	$18,978,139

Common shares of beneficial interest outstanding, at $0.01 par value	1,914,403
Net Asset Value per Common Share	$9.91

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2020	9

YieldStreet Prism Fund Inc.	Statement of Operations
For the Period March 9, 2020 (Commencement of Operations) to June 30, 2020 (Unaudited)

INVESTMENT INCOME:
Interest	$160,130
Dividends	10,039
Total Investment Income	170,169

EXPENSES:
Organization fees (Note 5)	1,693,916
Professional fees	110,453
Offering costs (Note 5)	80,173
Directors fees and expenses (Note 4)	51,288
Fund administration fees	25,750
Transfer agent fees	24,750
Custodian fees	23,780
Compliance officer fees	20,327
Investment advisory fees	10,075
Other expenses	20,330
Total Expenses Before Waivers	2,060,842
Fees Waived or Reimbursed by the Administrator	(2,045,731)
Net Expenses	15,111
Net Investment Income	155,058

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investment securities	(57)
Change in unrealized depreciation on:
Investment securities	(12,675)
Net Realized and Unrealized Loss on Investments	(12,732)
Net Increase in Net Assets from Operations	$142,326

See Notes to Financial Statements.

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YieldStreet Prism Fund Inc.	Statement of Changes in Net Assets

For the Period March 9, 2020 (Commencement of Operations) to June 30, 2020 (Unaudited)
OPERATIONS:
Net investment income	$155,058
Net realized loss	(57)
Change in unrealized depreciation	(12,675)
Net Increase in Net Assets from Operations	142,326

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(333,288)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(333,288)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares	19,071,043
Net asset value of common shares issued to shareholders from reinvestment of dividends	98,048
Net Increase from Capital Share Transactions	19,169,091
Net Increase in Net Assets	18,978,129

NET ASSETS:
Beginning of period	$10
End of period	$18,978,139

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2020	11

YieldStreet Prism Fund Inc.	Statement of Cash Flows
For the Period March 9, 2020 (Commencement of Operations) to June 30, 2020 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$142,326
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(11,669,800)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	12,675
Net purchase of short-term investment securities	(10,117,621)
(Increase)/Decrease in assets:
Interest receivable	(52,131)
Receivable due from Administrator	(2,035,656)
Deferred offering costs, net	(338,512)
Increase/(Decrease) in liabilities:
Payable for investment securities purchased	2,744,800
Accrued organization fees	1,693,916
Accrued prepaid loan interest	130,503
Accrued professional fees	110,453
Accrued administration fees	25,750
Accrued transfer agent fees	24,750
Accrued custodian fees	23,755
Accrued compliance officer fees	20,327
Due to Adviser	12,065
Other payables and accrued expenses	436,587
Net Cash Used in Operating Activities	(18,835,813)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold - common shares	19,071,043
Distributions paid - common shareholders	(235,240)
Net Cash Provided by Financing Activities	18,835,803

Net Decrease in Cash	(10)
Cash, beginning balance	10
Cash, ending balance	$–

Non-cash activity:
Reinvestment of distributions	$98,048

See Notes to Financial Statements.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

NOTE 1. ORGANIZATION

Yieldstreet Prism Fund Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on March 9, 2020.

The Fund’s investment objective is to generate current income and, as a secondary objective, capital appreciation. The Fund intends to seek to achieve its investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (“Credit Investments”). Such Credit Investments may include instruments directly or indirectly secured by real or personal property.

YieldStreet Management, LLC (the ‘‘Adviser’’ or the “Administrator”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). The Adviser also serves as the Fund’s administrator, and in such capacity will provide, or arrange for the provision of, the administration services necessary for the Fund to operate. The Adviser, in its capacity as the Fund’s administrator, expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on its behalf.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) pursuant to the requirements for the reporting on Form-N-CSRS, Accounting Standards Codification (‘’ASC’’) 946, Financial Services-Investment Companies, and Article 6,10, and 12 of Regulation S-X.

Use of Estimates: The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income, expense and gains and losses during the reported periods. Actual results could differ from those estimates and those differences could be material.

Changes in the economic environment, financial markets, credit worthiness of the Fund’s portfolio and the global outbreak of a novel coronavirus ("COVID-19") during the period ended June 30, 2020, and any other parameters used in determining these estimates could cause actual results to differ materially.

The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the outbreak has been rapidly evolving, and as cases of COVID-19 have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel, closing financial markets and/or restricting trading, and limiting operations of non-essential businesses. Such actions are creating disruption in global supply chains, and adversely impacting many industries.

Semi-Annual Report | June 30, 2020	13

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

The continued rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on financial market and economic conditions. The estimates and assumptions underlying these condensed consolidated financial statements are based on the information available as of June 30, 2020, including judgments about the ultimate adverse impact of COVID-19 on financial market and economic conditions which may change substantially over time.

Cash and Cash Equivalents: The Fund defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Fund deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high-quality, short-term debt securities would qualify as cash equivalents.

Cash and cash equivalents are carried at cost which approximates fair value. Cash equivalents held as of June 30, 2020 was $10,117,621.

Fair Value Measurements: The Fund follows guidance in ASC Topic 820 – Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants as the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

Level 3 –	Unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2020 minimized the use of observable inputs and maximized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation Process: Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by Fund’s Audit Committee either directly or through the oversight of other committees, including the Adviser’s Internal Valuation Committee. The purpose of the Internal Valuation Committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Adviser’s internally developed models and to review the valuations provided by third-party pricing services and an independent valuation firm for reasonableness. The Fund engages reputable third-party pricing services, as well, as an independent valuation firm and regularly reviews the valuation methodologies provided by those third-party pricing services and the independent valuation firm to assist the Audit Committee and Board of Directors in determining fair value. The Board of Directors is fully responsible for determining the fair value.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	Our quarterly valuation process begins with each investment being initially valued by the investment team of our Adviser who is responsible for the investment.

2.	The senior-most professional for each investment is responsible for reviewing and approving the valuation before it is submitted to the Internal Valuation Committee for review.

Semi-Annual Report | June 30, 2020	15

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

3.	An independent valuation firm is engaged by the Board of Directors to conduct independent appraisals by reviewing our Adviser’s internal valuations and then making their own independent assessment.

4.	The Audit Committee of the Board of Directors reviews the valuations of our Adviser and the valuation prepared by the independent valuation firms and responds, if warranted, to the valuation recommendation of the independent valuation firms.

5.	The Board of Directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

6.	Generally, new private investments purchased within 45 business days before the valuation date are not valued by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Investments in all asset classes are valued utilizing a market approach, an income approach, or cost approach, as appropriate. The market approach indicates the fair value of an asset or liability based on prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including businesses). In the context of securities valuation, market approach valuation techniques can include quoted prices in active markets and market multiple analyses based on comparables. The income approach indicates the fair value of an asset or liability based on discounting the future cash flows that an asset or liability can be expected to generate over its remaining life to a present value equivalent. The future cash flows are discounted at a rate that reflects the time value of money and the risk and uncertainty inherent in the projected cash flows. In the context of securities valuation, income approach valuation techniques can include discounted cash flow analyses and option pricing models (i.e., Black-Scholes). The cost approach is a valuation technique that uses the concept of replacement cost as an indicator of value. For valuing business and investment securities, this approach is typically referred to as an asset or net asset approach. The approach typically encompasses a liquidation method or a net asset value method. The liquidation method assumes the subject company will be liquidated in the near future and determines its estimated liquidation price for the company’s assets, including all fees and commissions the actual owner would incur to liquidate the company. The net asset value (also called adjusted book value) method makes adjustments to determine the fair value of the company. During the period ended June 30, 2020, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively, in the Statement of Assets and Liabilities. Realized gains and losses on investment transactions reflected in the statement of operations are recorded on a high cost basis.

16	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

Interest is recorded on an accrual basis. Some of the Fund’s loans may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Fund capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments.

Expense Recognition: Expenses include management fees, insurance expenses, administrative service fees, legal fees, directors’ fees, audit and tax service expenses, third-party valuation fees and other general and administrative expenses. Expenses are recorded on the accrual basis of accounting.

Due from Administrator: Amounts due from our Administrator consist of expense support repayments, management fees, routine non-compensation overhead, and operating expenses and offering expenses paid on behalf of the Fund. All balances due to the Administrator are settled quarterly.

Due to Adviser: Amounts due to our Advisor consist of expense repayments in relation to investment deals paid on behalf of the Fund. All balances due to the Adviser are settled quarterly.

Distributions: Distributions to common shareholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The Board of Directors expects to authorize, and the Fund intends to declare and pay ordinary cash distributions on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company (‘RIC”) under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from the Fund’s tax earnings and profits.

In order to continue to qualify for RIC tax treatment among other things, the Fund is required to distribute at least 90% of its investment company taxable income and intends to distribute all of the Fund’s investment company taxable income and net capital gain to common shareholders; therefore, the Fund has made no provision for income taxes. The character of income and gains that the Fund will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The Fund follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

Semi-Annual Report | June 30, 2020	17

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of June 30, 2020, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Fund files both federal and state income tax returns, the Fund’s major tax jurisdiction is federal. The Fund’s tax returns for each of our federal tax years since 2019 remain subject to examination by the Internal Revenue Service.

NOTE 3. INVESTMENTS:

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of June 30, 2020 according to the fair value hierarchy:

Investments at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$2,732,125	$–	$2,732,125
Loans	–	–	8,925,000	8,925,000
Short Term Investments	10,117,621	–	–	10,117,621
Total	$10,117,621	$2,732,125	$8,925,000	$21,774,746

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

YieldStreet Prism Fund Inc.	First-Lien Senior Secured Term Loans	Total
Balance as of March 9, 2020	$–	$–
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	8,925,000	8,925,000
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of June 30, 2020	$8,925,000	$8,925,000
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2020	$–	$–

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of June 30, 2020. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

Asset Category	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range	Weighted Average(1)
First Lien Senior Secured Term Loan	$3,125,000	Market Yield	Comparable Yield	6.50%	6.50%
First Lien Senior Secured Term Loan	5,800,000	Recent Transaction	Recent Transaction Price	$100	$100
	$8,925,000

The significant unobservable inputs used in the fair value measurement of the Fund’s debt securities are market yield and the most recent transaction prices. If a debt security's effective yield is significantly less than the market yield for a similar debt security with similar credit profile, the resulting par value of the debt investment may be lower. Generally, new private investments purchased within 45 business days before the valuation date are not valued by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Investment Transactions: Purchases and sales of investments, excluding short-term obligations, for the period ended June 30, 2020, were as follows:

Cost of Investments Purchased	$11,669,800
Proceeds from Investments Sold	$–

PIK Income: The Fund holds loans that have contractual PIK income. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. During the period ended June 30, 2020, the Fund has not received any PIK income.

NOTE 4. FEES AND EXPENSES

Officers and Directors: Directors who do not also serve in an executive officer capacity for the Fund or the Adviser (the "Independent Directors") are entitled to receive annual cash retainer fees. The Fund will also reimburse each Independent Director(s) for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The Independent Director(s) do not receive any pension or retirement benefits from the Fund nor does the Fund pay compensation to the directors who also serve in an executive officer capacity for the

Semi-Annual Report | June 30, 2020	19

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

Fund or the Adviser. The Independent Director(s) are John Siciliano, William Riegel and James Jessee. Amounts payable will be determined and paid quarterly in arrears. For the period ended June 30, 2020, $51,288 was paid to the Independent Director(s) of the Fund, which is included within the Statement of Operations. The Independent Director(s) do not receive any direct compensation from the Fund.

Custodian: Bank of New York Mellon serves as custodian of the Fund’s assets pursuant to a custody agreement. On May 12, 2020, Bank of New York Mellon terminated the amended and restated custody agreement between the Fund and The Bank of New York Mellon made and entered into as of November 1, 2019. The amended and restated custody agreement will terminate ninety days after the date of the termination notice.

Transfer Agent: DST Asset Manager Solutions, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

Note 5. Related Party Transactions

As of June 30, 2020, the Fund owed the Adviser, $12,065 for expenses paid on behalf of the Fund in connection with expense repayments in relation to investment deals which is on the Statement of Assets and Liabilities.

Investment Advisory: Under the Investment Advisory Agreement, the Adviser is entitled to a management fee (the “Adviser Management Fee”). The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of the Fund’s net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter.

Administration: The Fund has also entered into an administration agreement (the “Administration Agreement") with the Administrator under which the Administrator, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for the Fund to operate. For providing these facilities and services, the Fund has agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities. In addition, the Fund will reimburse any affiliate of the Administrator (including the Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to the Fund under the Administration Agreement.

The Fund will bear all fees, costs and expenses incurred in connection with the Fund’s operation, administration and transactions and that are not specifically assumed by the Administrator (or the Adviser, if not the Administrator) pursuant to the Advisory Agreement. The aggregate amount of fees, costs and expenses, including organizational and offering expenses, that may be reimbursed by the Fund to the Administrator pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized) of the Fund’s net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by the Fund during such calendar quarter, but excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

As of June 30, 2020, the total due from the Administrator for organization, stock offering costs and operating expenses under the Administration Agreement which are recoupable through 2023 was $2,045,731 which is included in due from Administrator on the Statement of Assets and Liabilities.

As of June 30, 2020, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s sub-administrator and to provide various administration, fund accounting, investor accounting and taxation services to the Fund. In consideration of these services, the Fund pays the Administrator, on a monthly basis. The Fund will reimburse the Administrator for certain out-of-pocket expenses incurred on behalf of the Fund.

Common Stock Offering and Organizational Costs: The Adviser, on behalf of the Fund, paid or incurred common stock offering costs totaling $418,685 for the period ended June 30, 2020. As of June 30, 2020, $338,512 remains as a deferred asset on the Statement of Assets and Liabilities, while $80,173 has been amortized to expense in the Statement of Operations during the period ended June 30, 2020.

Common stock offering expenses consist of costs for the registration, certain marketing activities and distribution of the Fund’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Both offering costs and organization expenses costs may be may be reimbursed by the Fund to the Administrator pursuant to the Administration Agreement.

NOTE 6. CAPITAL SHARE TRANSACTIONS

On March 9, 2020, the Fund completed its initial closing (the "Initial Closing"), selling the minimum number of shares required pursuant to the initial offering, and raised approximately $15,400,000 in gross proceeds.

The Fund’s shares are not currently listed on any securities exchange. To purchase shares, an account must be established using the online investment portal, which is accessible through www.yieldstreetprismfund.com and complete and execute a subscription agreement for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount.

Semi-Annual Report | June 30, 2020	21

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

The Fund offers up to 100 million shares of common stock, $0.001 par value per share (“shares”), at the initial offering price of $10 per share. The shares are offered directly by the Fund, and the Fund has not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered. The minimum permitted subscription amount will initially be $20,000 of the shares, although the Fund may waive or increase or decrease this minimum permitted subscription amount from time to time in the Fund’s discretion.

Transactions in shares of common stock were as follows during the period ended June 30, 2020:

For the Period March 9, 2020 (Commencement of Operations) to June 30, 2020
Common Shares issued in connection with the at-the-market offering	1,904,503
Common Shares issued as reinvestment dividends	9,900
Common Shares outstanding - end of period	1,914,403

NOTE 7. REPURCHASE PROGRAM

Beginning with the first calendar quarter following the one year anniversary of the Fund’s Initial Closing, which occurred on March 9, 2020, and on a quarterly basis thereafter, the Fund intends to offer to repurchase shares on such terms as may be determined by the Board of Directors, in its sole discretion, unless, in the judgment of the Fund’s Board of Directors, such repurchases would not be in the Fund’s best interests or would violate applicable law. In months in which the Fund repurchases shares, the Fund will conduct repurchases on the same date as the Fund’s first closing in such month for the sale of shares in this offering. The Fund will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each shareholder.

The Fund will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Fund offers to repurchase may be less in light of the limitations noted below. At the discretion of the Fund’s Board of Directors, the Fund may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Fund intends to limit the number of shares to be repurchased during any calendar year to the number of shares the Fund can repurchase with the proceeds the Fund receives from the sale of the Fund’s shares under the Fund’s distribution reinvestment plan. The Fund will offer to repurchase such shares at a price equal to the net asset value per share of the Fund’s common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

If the amount of repurchase requests exceeds the number of shares the Fund seeks to repurchase, the Fund will repurchase shares on a pro-rata basis. As a result, the Fund may repurchase less than the full amount of shares that are requested to have repurchased.

As of June 30, 2020, the Fund did not repurchase any securities.

NOTE 8. DISTRIBUTIONS

The following tables reflect the distributions per common share that the Fund declared and paid or are payable to its common shareholders during the period ended June 30, 2020. Common shareholders of record as of each respective record date were or will be entitled to receive the distribution.

Ex Date	Record Date	Payable Date	Dividend Amount per Share	Total Distribution
6/11/20200	6/10/20	6/12/20	$0.175	$333,288

Distributions to common shareholders are recorded on the record date. The table above includes distributions with record dates during the period ended June 30, 2020 and does not include distributions previously declared to common shareholders of record on any future dates, as those amounts are not yet determinable.

NOTE 9. INCOME TAXES

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the Fund's fiscal year-end.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2020, were as follows:

Cost of investments for income tax purposes	$21,787,421
Gross appreciation (excess of value over tax cost)	$–
Gross depreciation (excess of tax cost over value)	(12,675)
Net unrealized depreciation	$(12,675)

Semi-Annual Report | June 30, 2020	23

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

NOTE 10. RISKS FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus.

Credit Risk: Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent that the Fund invests in below investment grade securities, the Fund will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose the Fund to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities.

Debt Securities Risk: When the Fund invests in debt securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on their financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

LIBOR Risk: Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly-issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

24	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

Secured Loan Risk: Secured loans hold the most senior position in the capital structure of a borrower. Secured loans in most circumstances are fully collateralized by assets of the borrower. Thus, secured loans are generally repaid before unsecured bank loans, corporate bonds, subordinated, debt, trade creditors, and preferred or common shareholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured loans may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured loans may include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. In general, loans unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

NOTE 11. COMMITMENTS AND CONTINGENCIES

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market quarterly. At June 30, 2020, the Fund had an unfunded commitment shown below:

Investment	Unfunded Commitments as of June 30, 2020
Osillio Delaware, LLC	$1,050,000

Semi-Annual Report | June 30, 2020	25

YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

NOTE 12. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the period ended June 30, 2020.

	For the Period March 9, 2020 (Commencement of Operations) to June 30, 2020 (unaudited)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.09
Net realized and unrealized gain on investments	0.00	(b)
Total Income from Investment Operations	0.09

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.18)
Total Distributions to Common Shareholders	(0.18)

Net asset value per common share - end of period	$9.91

Total Investment Return - Net Asset Value(c)	0.85%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$18,978
Ratio of expenses excluding waivers to average net assets	17.52	%(d)
Ratio of expenses including waivers to average net assets	0.30	%(e)
Ratio of net investment income including waivers to average net assets	3.03	%(e)
Portfolio turnover rate	0	%(f)

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per shares
(c)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.
(d)	These ratios to average net assets have been annualized except for the non-recurring organizational expenses which have not been annualized.
(e)	Annualized.
(f)	Not annualized.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
June 30, 2020 (Unaudited)

NOTE 13. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events outside the ordinary scope of business that require adjustment to, or disclosure in, the financial statements other than those disclosed below.

On July 29, 2020, the Fund engaged Wilmington Savings Fund Society, FSB ("WSFS”) to serve as the custodian bank of the Fund's assets pursuant to a custody agreement. WSFS replaces the Bank of New York Mellon as custodian.

The Fund believes the estimates and assumptions underlying our financial statements are reasonable and supportable based on the information available as of June 30, 2020. However, uncertainty over the ultimate impact COVID-19 will have on the global economy generally, and the Fund’s business in particular, makes any estimates and assumptions as of June 30, 2020 inherently less certain than they would be absent the current and potential impacts of COVID-19. Actual results may ultimately differ from those estimates. To the extent the Fund’s investments are adversely impacted by the effects of the COVID-19 pandemic, it may have a material adverse impact on the Fund’s future net investment income, the fair value of its investments, its financial condition and the results of operations and financial condition. See Note 2 for information regarding the potential impact of the COVID-19 pandemic.

Semi-Annual Report | June 30, 2020	27

YieldStreet Prism Fund Inc.	Additional Information
June 30, 2020 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Forms N-PORT will be available on the SEC’s website at http://www.sec.gov. You may also obtain copies by calling the Fund at (844) 943-5378.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (844) 943-5378, on the Fund’s website located at www.yieldstreeprismfund.com, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling (844) 943-5378 and on the SEC’s website at http://www.sec.gov.

This semi-annual report, when not used for the general information of shareholders, is to be distributed only if preceded or accompanied by a current fund prospectus.

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YieldStreet Prism Fund Inc.	Privacy Policy
June 30, 2020 (Unaudited)

Notice of Privacy Policy and Practices. YieldStreet Prism Fund Inc. (the “Fund”) is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The privacy policy of YieldStreet Inc., which wholly owns and controls the investment adviser of the Fund, YieldStreet Management, LLC, has adopted the privacy policy (the “Privacy Policy”) available at yieldstreetprismfund.com/#privacy-policy. The Privacy Policy is also provided by YieldStreet Inc. on behalf of the Fund and serves as the Fund’s privacy policy.

Semi-Annual Report | June 30, 2020	29

YieldStreet Prism Fund Inc.	Distribution Reinvestment Policy
June 30, 2020 (Unaudited)

Distribution Reinvestment Policy. The Fund has adopted a distribution reinvestment plan administered by DST Systems, Inc. (“Transfer Agent”), pursuant to which Fund shareholders may elect to have the full amount of their cash distributions (either income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, reinvested in additional shares of the same class.

The Fund intends to have an “opt in” distribution reinvestment plan pursuant to which a shareholder may elect to have the full amount of their cash distributions reinvested in additional shares. Participants in the Fund's distribution reinvestment plan are free to elect or revoke reinstatement in the distribution reinvestment plan within a reasonable time as specified in the plan. If a shareholder does not elect to participate in the plan they will automatically receive any distributions the Fund declares in cash. For example, if the Fund's Board of Directors authorizes, and declares, a cash distribution, then if a shareholder has “opted in” to the Fund's distribution reinvestment plan a shareholder will have their cash distributions reinvested in additional shares, rather than receiving the cash distributions. Registered stockholders may elect to have their entire distribution reinvested in shares by notifying the reinvestment agent, and the Fund's transfer agent and registrar (through the YieldStreet Portal) no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares acquired through the plan and will hold such shares in non-certificated form. If stockholders' shares are held by a broker or other financial intermediary, they may “opt in” to the Fund's distribution reinvestment plan by notifying a stockholder's broker or other financial intermediary of their election.

The Fund intends to use newly issued shares to implement the plan and determine the number of shares it will issue to a shareholder as follows:

1.	To the extent the Fund's shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

a.	during any period when the Fund is making a “best-efforts” public offering of the Fund's shares, the number of shares to be issued to a shareholder shall be determined by dividing the total dollar amount of the distribution payable to the shareholder by a price equal to 100% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

b.	during any period when the Fund is not making a “best-efforts” offering of the Fund's shares, the number of shares to be issued to a shareholder shall be determined by dividing the total dollar amount of the distribution payable to shareholder by a price equal to the net asset value as determined by our Board of Directors.

2.	To the extent the Fund's shares are listed on an Exchange, the number of shares to be issued to a shareholder shall be determined by dividing the total dollar amount of the distribution payable to the shareholder by the market price per share of the Fund's shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

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YieldStreet Prism Fund Inc.	Distribution Reinvestment Policy
June 30, 2020 (Unaudited)

There will be no sales charges to a shareholder if a shareholder elects to participate in the distribution reinvestment plan. The Fund will pay the reinvestment agent's fees under the plan.

If a shareholder receives ordinary cash distributions in the form of shares, they generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. A shareholder's basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to their account.

The Fund reserve the right to amend, suspend or terminate the distribution reinvestment plan. The Fund may terminate the plan upon notice delivered to a shareholder at least 30 days prior to any record date for the payment of any distribution by us. Shareholders may terminate their participation in the plan from within the YieldStreet Portal.

All correspondence concerning the plan should be directed to the reinvestment agent by electronic mail at YieldStreet Prism Fund Inc., investments@yieldstreetprismfund.com or by telephone at (844) 943-5378.

Semi-Annual Report | June 30, 2020	31

YieldStreet Prism Fund Inc.	Approval of Investment Advisory Agreement
June 30, 2020 (Unaudited)

Our Board of Directors determined at a meeting held on October 8, 2019, to approve the proposed Investment Advisory Agreement, executed on November 13, 2019. In its consideration of the approval of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things:

●	The nature, quality and extent of advisory and other services to be provided to the Fund by YieldStreet Management, LLC (the "Adviser");

●	the investment performance of the Adviser;

●	comparative data with respect to advisory fees or similar expenses paid by other registered investment companies with similar investment objectives;

o	the Fund’s projected operating expenses and expense ratio compared to registered investment companies with similar investment objectives;

o	any existing and potential sources of indirect income to the Adviser from its relationship with the Fund and the profitability of such relationship;

●	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

o	the organizational capability and financial condition of the Adviser and its affiliates;

o	the Adviser’s practices regarding the selection and compensation of brokers (if any) that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the Adviser; and

o	the possibility of obtaining similar services from other third-party service providers or through an internally managed structure; and

o	the extent to which economies of scale would be realized as the Fund grows, and whether the fees payable under the Investment Advisory Agreement reflect these economies of scale for the benefit of the Fund’s stockholders;

Based on the information reviewed and its discussions, the Board of Directors, including a majority of the directors who are also not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Non-Interested Directors”), concluded that the investment advisory fees payable to the Adviser pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided, and the Board of Directors unanimously approved the Investment Advisory Agreement. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board of Directors may have given different weights to different factors.

32	www.yieldstreetprismfund.com

Yieldstreet
Prism Fund

Copyright © Yieldstreet 2020 All Rights Reserved.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

No changes have occurred that require reporting under this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	YieldStreet Prism Fund Inc.

By (Signature and Title)	/s/ Milind Mehere
Milind Mehere, Chief Executive Officer and Director (Principal Executive Officer)

Date:	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Milind Mehere
Milind Mehere, Chief Executive Officer and Director (Principal Executive Officer)

Date:	September 4, 2020

By (Signature and Title)	/s/ Jimmy Pandhi
Jimmy Pandhi, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date:	September 4, 2020